                                                                   Exhibit 13(b)


                                  APPENDIX A

                                                                                                     Shareholder
                                               Distribution Fee            Service Fee              Processing Fee
                                                (expressed as             (expressed as             (expressed as
                                                 a percentage              a percentage              a percentage
                                               of average daily          of average daily          of average daily
                                                net assets of             net assets of             net assets of
                                                the Portfolio             the Portfolio             the Portfolio
                                               attributable to           attributable to           attributable to
Name of Portfolio      Class of Shares       the specified Class)      the specified Class)      the specified Class)
-----------------      ---------------       --------------------      --------------------      --------------------
Small Cap Value         Institutional           0%                         0%                        0%
Equity Portfolio        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Small Cap Growth        Institutional           0%                         0%                        0%
Equity Portfolio        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Growth Equity           Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Value Equity            Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Select Equity           Institutional           0%                         0%                        0%
Portfolio               BlackRock               0%                         0%                        0%
                        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Index Equity            Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

International           Institutional           0%                         0%                        0%
Equity Portfolio        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

International           Institutional           0%                         0%                        0%
Emerging                Service                 0%                       .15%                      .15%
Markets Portfolio       Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

                                                                                                     Shareholder
                                               Distribution Fee            Service Fee              Processing Fee
                                                (expressed as             (expressed as             (expressed as
                                                 a percentage              a percentage              a percentage
                                               of average daily          of average daily          of average daily
                                                net assets of             net assets of             net assets of
                                                the Portfolio             the Portfolio             the Portfolio
                                               attributable to           attributable to           attributable to
Name of Portfolio      Class of Shares       the specified Class)      the specified Class)      the specified Class)
-----------------      ---------------       --------------------      --------------------      --------------------
Balanced                Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Low Duration            Institutional           0%                         0%                        0%
Bond Portfolio          BlackRock               0%                         0%                        0%
                        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Intermediate            Institutional           0%                         0%                        0%
Bond Portfolio          BlackRock               0%                         0%                        0%
                        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Intermediate            Institutional           0%                         0%                        0%
Government Bond         Service                 0%                       .15%                      .15%
Portfolio               Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Government Income       Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Core Bond               Institutional           0%                         0%                        0%
Portfolio               BlackRock               0%                         0%                        0%
                        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Managed Income          Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

International           Institutional           0%                         0%                        0%
Bond Portfolio          Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

                                                                                                     Shareholder
                                               Distribution Fee            Service Fee              Processing Fee
                                                (expressed as             (expressed as             (expressed as
                                                 a percentage              a percentage              a percentage
                                               of average daily          of average daily          of average daily
                                                net assets of             net assets of             net assets of
                                                the Portfolio             the Portfolio             the Portfolio
                                               attributable to           attributable to           attributable to
Name of Portfolio      Class of Shares       the specified Class)      the specified Class)      the specified Class)
-----------------      ---------------       --------------------      --------------------      --------------------
Tax-Free Income         Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Pennsylvania            Institutional           0%                         0%                        0%
Tax-Free                Service                 0%                       .15%                      .15%
Income Portfolio        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

New Jersey Tax-         Institutional           0%                         0%                        0%
Free Income             Service                 0%                       .15%                      .15%
Portfolio               Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Ohio Tax-Free           Institutional           0%                         0%                        0%
Income Portfolio        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Money Market            Institutional           0%                         0%                        0%
Portfolio               Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%
                        Hilliard Lyons        .10%                       .25%                      .15%

Municipal Money         Institutional           0%                         0%                        0%
Market Portfolio        Service                 0%                       .15%                      .15%
                        Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%
                        Hilliard Lyons        .10%                       .25%                      .15%

Government              Institutional           0%                         0%                        0%
Money Market            Service                 0%                       .15%                      .15%
Portfolio               Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

Ohio Municipal          Institutional           0%                         0%                        0%
Money Market            Service                 0%                       .15%                      .15%
Portfolio               Investor A            .10%                       .25%                      .15%
                        Investor B            .75%                       .25%                      .15%
                        Investor C            .75%                       .25%                      .15%

                                   APPENDIX A

                                              Distribution Fee             Service Fee              Processing Fee
                                               (expressed as              (expressed as             (expressed as
                                                a percentage              a percentage               a percentage
                                              of average daily          of average daily           of average daily
                                               net assets of              net assets of             net assets of
                                               the Portfolio              the Portfolio             the Portfolio
                                              attributable to            attributable to           attributable to
Name of Portfolio     Class of Shares       the specified Class)      the specified Class)       the specified Class)
-----------------     ---------------     ----------------------    -----------------------     ----------------------
Pennsylvania          Institutional                  0%                         0%                        0%
Municipal Money       Service                        0%                       .15%                      .15%
Market Portfolio      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

North Carolina        Institutional                  0%                         0%                        0%
Municipal             Service                        0%                       .15%                      .15%
Money Market          Investor A                   .10%                       .25%                      .15%
Portfolio             Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

New Jersey            Institutional                  0%                         0%                        0%
Municipal             Service                        0%                       .15%                      .15%
Money Market          Investor A                   .10%                       .25%                      .15%
Portfolio             Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

Virginia              Institutional                  0%                         0%                        0%
Municipal             Service                        0%                       .15%                      .15%
Money Market          Investor A                   .10%                       .25%                      .15%
Portfolio             Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

Multi-Sector          Institutional                  0%                         0%                        0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth        Institutional                  0%                         0%                        0%
Equity Portfolio      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

Mid-Cap Value         Institutional                  0%                         0%                        0%
Equity Portfolio      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

International         Institutional                  0%                         0%                        0%
Small Cap             Service                        0%                       .15%                      .15%
Equity Portfolio      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

Micro-Cap Equity      Institutional                  0%                         0%                        0%
Portfolio             Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

GNMA Portfolio        Institutional                  0%                         0%                        0%
                      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

Delaware Tax-Free     Institutional                  0%                         0%                        0%
Income                Service                        0%                       .15%                      .15%
Portfolio             Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

                                              Distribution Fee             Service Fee              Processing Fee
                                               (expressed as              (expressed as             (expressed as
                                                a percentage              a percentage               a percentage
                                              of average daily          of average daily           of average daily
                                               net assets of              net assets of             net assets of
                                               the Portfolio              the Portfolio             the Portfolio
                                              attributable to            attributable to           attributable to
Name of Portfolio     Class of Shares       the specified Class)      the specified Class)       the specified Class)
-----------------     ---------------     ----------------------    -----------------------     ----------------------
Kentucky Tax-Free     Institutional                  0%                         0%                        0%
Income Portfolio      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

High Yield            Institutional                  0%                         0%                        0%
Bond Portfolio        BlackRock                      0%                         0%                        0%
                      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

BlackRock             Institutional                  0%                         0%                        0%
Strategic
Portfolio I

BlackRock             Institutional                  0%                         0%                        0%
Strategic
Portfolio II

Multi-Sector          Institutional                  0%                         0%                        0%
Mortgage
Securities
Portfolio IV

Global Science        Institutional                  0%                         0%                        0%
and Technology
Portfolio
                      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

European Equity       Institutional                  0%                         0%                        0%
Portfolio
                      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

Asia Pacific          Institutional                  0%                         0%                        0%
Equity Portfolio
                      Service                        0%                       .15%                      .15%
                      Investor A                   .10%                       .25%                      .15%
                      Investor B                   .75%                       .25%                      .15%
                      Investor C                   .75%                       .25%                      .15%

"BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                                 Agreed to and accepted as of May 10, 2000.



                                             BLACKROCK FUNDS


                                             By:_______________________________
                                                Name:
                                                Title: